UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 17, 2006

Date of report (Date of earliest event reported)

Velocity Express Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-28452	87-0355929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Morningside Drive North

Bldg. B, Suite 300

Westport, Connecticut 06880

(Address of principal executive offices, including zip code)

(203) 349-4160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned hereby amends the following items of its Form 8-K Report filed August 23, 2006 as set forth on the pages attached hereto:

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The annual and interim financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K for CD&L, Inc. were filed by Velocity Express Corporation pursuant to its Current Report on Form 8-K/A dated July 3, 2006, filed on September 19, 2006.

(b)	Pro Forma financial information.

Pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K reflecting the acquisition of 100% of the common stock of CD&L, Inc. was filed by Velocity Express Corporation pursuant to its Current Report on Form 8-K/A dated July 3, 2006, filed on September 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2006	Velocity Express Corporation

	By:	/s/ Edward W. Stone
Edward W. Stone Chief Financial Officer